Exhibit 99.1

FOR IMMEDIATE RELEASE

LA QUINTA HOLDINGS INC. REPORTS STRONG THIRD QUARTER 2014 RESULTS

•	Generated RevPAR Growth of 8.9%

•	Achieved Pro forma Adjusted EBITDA Growth of 13.6%

•	Increases Full Year 2014 Guidance

IRVING, Texas (October 22, 2014) – La Quinta Holdings Inc. (NYSE: LQ) today reported its third quarter 2014 results on a pro forma basis, giving effect to La Quinta’s initial public offering (IPO) and the related transactions as described below, as well as the results of operations for the third quarter 2014 on a historical basis.

Third Quarter 2014 Highlights:

•	Pro forma total Adjusted EBITDA increased 13.6 percent to $109.3 million, and Pro forma Adjusted EBITDA margin increased 130 basis points

•	Pro forma net income increased 17.9 percent to $21.0 million; historical net income was $12.8 million

•	Pro forma earnings per share increased to $0.16; historical earnings per share was $0.10

•	System-wide comparable RevPAR increased 8.9 percent, ADR increased 4.6 percent and occupancy increased 282 basis points

•	Pro forma Franchise and Management Segment Adjusted EBITDA increased 12.4 percent to $29.1 million

•	Grew existing franchise base by 8% over the last twelve months with minimal capital investment. Increased franchise pipeline to 196 hotels, including over 16,000 additional rooms.

•	Opened 500th franchise property, bringing total system room count to over 85,000

•	Maintained commitment to balance sheet de-levering strategy by voluntarily paying down an additional $75 million of long-term debt with free cash flow. Year to date voluntary debt pay downs total $155 million.

•	Raises full year 2014 guidance

Overview

Wayne B. Goldberg, President & Chief Executive Officer of La Quinta, said, “Our third quarter results demonstrate another quarter of solid performance delivered across our key metrics, including strong RevPAR, franchise unit, and EBITDA growth, and EBITDA margin expansion. Overall, the lodging industry remains healthy, with a steadily improving economy and strong transient travel demand. La Quinta is extremely well-positioned to continue to capture this demand as we capitalize on our refreshed and upgraded portfolio and our repositioned brand. Over the last twelve months, we have grown our franchise base 8% and, in the third quarter, opened our 500th franchise property. This unit growth, along with our increased occupancy, allows our geographic reach and customer base to continue to grow. Franchise interest in the La Quinta brand remains robust and our ongoing system growth is further supported by a continued strong pipeline. Furthermore, we have continued to de-lever our balance sheet and we remain focused on our strategic objectives, all of which are designed to increase shareholder value.”

The results of operations for the Company, on a pro forma basis and on a historical basis, for the three months ended September 30, 2014 include the following highlights(1) ($ in thousands, except per share amounts):

	Pro Forma			Historical
	Three Months Ended September 30,			Three Months Ended September 30,
	2014	2013	% chg	2014	2013	% chg
Total Revenue	$271,118	$246,488	10.0%	$271,118	$238,035	13.9%
Franchise and Management Segment Adj. EBITDA	29,054	25,859	12.4%	29,054	15,233	NM (2)
Owned Hotels Segment Adj. EBITDA	87,951	76,565	14.9%	87,951	88,997	NM (2)
Total Adj. EBITDA	109,297	96,238	13.6%	109,297	93,747	16.6%
Total Adj. EBITDA margin	40.3%	39.0%		40.3%	39.4%
Operating Income Margin	22.0%	21.7%		20.0%	21.7%
Net Income attributable to La Quinta Holdings’ stockholders	20,997	17,812	17.9%	12,817	22,570	(43.2)%
Earnings per share – basic and diluted	0.16	0.15	6.6%	0.10	0.19	(47.4)%
Adjusted Net Income				18,237	22,570	(19.2)%

(1)	Please see the schedules to this press release for an explanation of the basis of the pro forma presentation and reconciliation of the pro forma financial information and adjusted results of operations. Pro forma information excludes adjustments that are not expected to have a continuing effect on the company, and adjusted information is adjusted for certain special items, in each case as discussed in the schedules attached to this press release. Pro Forma Segment Adjusted EBITDA reflects intercompany fees charged to our owned hotels under new agreements entered into at the time of the IPO as if these fees had been in place for all periods presented.
(2)	Changes in terms of percentage is not meaningful

Comparable hotel statistics	Three months ended September 30, 2014	Variance 2014 vs. 2013
Owned Hotels
Occupancy	70.9%	306 bps
ADR	$80.04	4.5%
RevPAR	$56.78	9.2%
Franchised Hotels
Occupancy	72.6%	252 bps
ADR	$93.25	4.9%
RevPAR	$67.67	8.7%
System-wide
Occupancy	71.7%	282 bps
ADR	$85.91	4.6%
RevPAR	$61.56	8.9%

Development

Over the last twelve months, the Company has grown its franchise base 8% and, in the third quarter, opened its 500th franchise property. During the third quarter, the Company opened 7 franchised hotels with over 600 rooms and achieved net system-wide growth of 6 hotels with approximately 500 rooms. The Company has opened 31 franchised hotels with approximately 3,000 rooms through September 30, 2014 and, consistent with a recent history of over 40% of annual franchise hotel openings occurring in the fourth quarter, remains on track to open 45 to 50 hotels in 2014. As of September 30, 2014, the Company had a pipeline of 196 franchised hotels totaling over 16,000 rooms, to be located in the United States, Mexico, Canada, Colombia, Honduras, Nicaragua, and Guatemala.

The Company’s system-wide portfolio, as of September 30, 2014, consisted of 854 hotels representing approximately 85,500 rooms located predominantly across 47 U.S. states, as well as in Canada and Mexico. This portfolio includes 353 owned and operated hotels and 501 franchised hotels.

	September 30, 2014		September 30, 2013
	# of hotels	# of rooms	# of hotels	# of rooms
Owned (1)	352	44,800	355	45,200
Joint Venture	1	200	1	200
Previously Managed Hotels(2)	—	—	14	1,700
Franchised	501	40,500	466	37,300

Totals	854	85,500	836	84,400

(1)	For September 30, 2013, Owned hotels includes 17 hotels designated as assets held for sale, all of which have been sold as of September 30, 2014.
(2)	At the time of the IPO, April 14, 2014, we acquired the Previously Managed Hotels; as such they are included in Owned hotels as of September 30, 2014.

Balance Sheet and Liquidity

During the quarter, the Company made a voluntary prepayment of $75.0 million on its senior secured term loan facility, for a total of $155.0 million of voluntary prepayments in 2014. As of September 30, 2014, the Company had approximately $1.9 billion of outstanding indebtedness with a weighted average interest rate of approximately 4.5%, including the impact of an interest rate swap. Total cash and cash equivalents was $108.5 million as of September 30, 2014.

Outlook

Based upon management’s current estimates, the Company is increasing its guidance for full year 2014 and is expecting:

	Updated Guidance	Prior Guidance
RevPAR growth on a system-wide comparable hotel basis	7.0 percent to 7.5 percent	6.0 percent to 7.0 percent
Pro forma Adjusted EBITDA	$370 million to $375 million	$367 million to $372 million
Capital expenditures	$75 million to $79 million	$71 million to $77 million
Franchise hotel openings	45 to 50	45 to 50

Webcast and Conference Call

La Quinta Holdings Inc. will host a conference call to discuss third quarter 2014 results on Wednesday, October 22, 2014 at 5:00 p.m. Eastern Time. Participants may listen to the live webcast by dialing (877) 407-3982, or (201) 493-6780 for international participants, or by logging onto the La Quinta Investor Relations website at www.lq.com/investorrelations. Participants are encouraged to dial into the call or link to the webcast at least fifteen minutes prior to the scheduled start time.

A replay of the call will be available from approximately 8 p.m. Eastern Time on October 22, 2014 through midnight Eastern Time on November 5, 2014. To access the replay, the domestic dial-in number is (877) 870-5176, the international dial-in number is (858) 384-5517, and the passcode is 13591706. The archive of the webcast will be available on the Company’s website for a limited time.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements, including the statements in the “Outlook” section of this press release. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in our prospectus dated April 8, 2014, filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) of the Securities Act on April 9, 2014, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Non-GAAP Financial Measures

We refer to certain non-GAAP financial measures in this press release including Adjusted EBITDA, Adjusted EBITDA margins, Segment Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share. Please see the schedules to this press release for additional information and reconciliations of such non-GAAP financial measures.

About La Quinta Holdings Inc.

La Quinta Holdings Inc. (LQ) is a leading owner, operator and franchisor of select-service hotels primarily serving the upper-midscale and midscale segments. The Company’s owned and franchised portfolio consists of more than 850 La Quinta Inn & Suites™ and La Quinta Inn™ branded hotels representing more than 85,000 rooms located in 47 states, as well as Canada and Mexico. La Quinta’s team is committed to providing guests with a refreshing and engaging experience. For more information, please visit: www.LQ.com.

Contacts:

Investor Relations

214-492-6896

investor.relations@laquinta.com

Media:

Phil Denning & Jason Chudoba

203-682-8200

Phil.Denning@icrinc.com

Jason.Chudoba@icrinc.com

LA QUINTA HOLDINGS INC.

EARNINGS RELEASE SCHEDULES

LA QUINTA HOLDINGS INC.

HISTORICAL STATEMENTS OF OPERATIONS

(unaudited, in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Revenues:
Room revenues	$234,658	$205,741	$649,181	$585,294
Franchise and other fee-based revenues	25,224	22,226	68,215	59,846
Other hotel revenues	5,078	4,657	14,809	13,650

	264,960	232,624	732,205	658,790
Brand marketing fund revenues from franchise and managed properties	6,158	5,411	16,511	14,594

Total revenues	271,118	238,035	748,716	673,384
Operating expenses:
Direct lodging expenses	101,076	91,567	285,430	264,208
Depreciation and amortization	45,086	41,484	129,948	122,694
General and administrative expenses	32,251	12,989	100,863	49,724
Other lodging and operating expenses	15,589	13,346	46,124	39,666
Marketing, promotional and other advertising expenses	16,639	21,560	50,170	54,226
Impairment loss	—	—	5,157	—

	210,641	180,946	617,692	530,518
Brand marketing fund expenses from franchise and managed properties	6,158	5,411	16,511	14,594

Total operating expenses	216,799	186,357	634,203	545,112

Operating income	54,319	51,678	114,513	128,272
Other income (expenses):
Interest expense, net	(24,495)	(38,228)	(97,260)	(110,746)
Loss on extinguishment of debt, net	—	—	(2,030)	—
Other income (loss)	(795)	591	(1,096)	1,057

Total other income (expenses)	(25,290)	(37,637)	(100,386)	(109,689)
Income from continuing operations before income taxes	29,029	14,041	14,127	18,583
Income tax provision	(16,162)	(1,006)	(21,860)	(2,526)
Recognition of net deferred tax liabilities upon C-corporation conversion	—	—	(321,054)	—

Net Income (Loss) from continuing operations, net of tax	12,867	13,035	(328,787)	16,057
Income (Loss) on discontinued operations, net of tax	—	9,941	(503)	(6,303)

Net income (loss)	12,867	22,976	(329,290)	9,754
Income from noncontrolling interests in continuing operations, net of tax	(50)	(406)	(3,814)	(1,106)
Income from noncontrolling interests in discontinued operations, net of tax	—	—	—	—

Net income attributable to noncontrolling interests	(50)	(406)	(3,814)	(1,106)
Amounts attributable to La Quinta Holdings’ stockholders
Income (loss) from continuing operations, net of tax	12,817	12,629	(332,601)	14,951
Income (loss) from discontinued operations, net of tax	—	9,941	(503)	(6,303)

Net income (loss) attributable to La Quinta Holdings’ stockholders	$12,817	$22,570	$(333,104)	$8,648

RECONCILIATIONS

Prior to the IPO, the Company’s business was conducted, and the Company’s hotel properties were owned, through multiple entities including (i) the “La Quinta Predecessor Entities” which were entities under common control or otherwise consolidated for financial reporting purposes, and their consolidated subsidiaries and (ii) entities that owned 14 hotels (the “Previously Managed Portfolio”) managed by the La Quinta Predecessor Entities. In connection with the IPO, among other transactions, (i) the La Quinta Predecessor Entities were contributed to the Company, (ii) the La Quinta Predecessor Entities purchased the Previously Managed Portfolio, and (iii) the Company effected the refinancing transactions described below (together with the IPO, the “IPO Transactions”).

The unaudited pro forma financial data for the three-month and nine month periods ended September 30, 2014 and 2013 are presented as if the IPO Transactions all had occurred on January 1, 2013 for the purposes of the unaudited pro forma combined statements of operations. The unaudited pro forma combined financial information excludes adjustments that are not expected to have a continuing effect on the Company. Excluded adjustments include the initial income tax impact of the La Quinta Predecessor Entities and the Previously Managed Portfolio being owned by a “C” corporation, gains and losses related to the debt financing transactions, and the impact of the issuance of vested and unvested restricted stock at the time of the IPO related to long term incentives, as well as the impact of discontinued operations. Accordingly, the unaudited pro forma financial data is not necessarily indicative of our financial position or results of operations had the transactions described above for which we are giving pro forma effect actually occurred on the dates indicated.

The tables below provide a reconciliation of the pro forma financial information, including segment information, for the Company to the Company’s historical information, a reconciliation of Adjusted EBITDA to Net Income, both on a pro forma and historical basis, and a reconciliation of Adjusted Net Income and Adjusted Earnings Per Share to Net Income and Earnings Per Share. We believe this financial information provides meaningful supplemental information because it reflects the combined business of the La Quinta Predecessor Entities and the Previously Managed Portfolio and the ongoing effects of the other IPO Transactions. We further believe the presentation of Adjusted Net Income and Adjusted Earnings Per Share provides meaningful information because it excludes the impact of certain items that are not expected to have an ongoing effect on our operations. This represents how management views the business and reviews our operating performance. It is also used by management when publicly providing the business outlook. See the definitions of “EBITDA”, “Adjusted EBITDA”, “Adjusted Net Income” and “Adjusted Earnings Per Share” for a further explanation of the use of these measures.

PRO FORMA FINANCIAL INFORMATION AND NET INCOME RECONCILIATION

(unaudited, in thousands)

	Three months ended September 30, 2014			Three months ended September 30, 2013
	Historical	Adjustments	Pro Forma	Historical	Adjustments	Pro Forma
Revenues:
Room revenues	$234,658	$—	$234,658	$205,741	$9,112	$214,853
Franchise and other fee-based revenues	25,224	—	25,224	22,226	(547)	21,679
Other hotel revenues	5,078	—	5,078	4,657	116	4,773

	264,960	—	264,960	232,624	8,681	241,305
Brand marketing fund revenues from franchise and managed properties	6,158	—	6,158	5,411	(228)	5,183

Total revenues	271,118	—	271,118	238,035	8,453	246,488
Operating expenses:
Direct lodging expenses	101,076	—	101,076	91,567	5,002	96,569
Depreciation and amortization	45,086	(31)	45,055	41,484	1,549	43,033
General and administrative expenses	32,251	(5,393)	26,858	12,989	(143)	12,846
Other lodging and operating expenses	15,589	—	15,589	13,346	423	13,769
Marketing, promotional and other advertising expenses	16,639	—	16,639	21,560	—	21,560

	210,641	(5,424)	205,217	180,946	6,831	187,777
Brand marketing fund expenses from franchise and managed properties	6,158	—	6,158	5,411	(228)	5,183

Total operating expenses	216,799	(5,424)	211,375	186,357	6,603	192,960

Operating income	54,319	5,424	59,743	51,678	1,850	53,528
Other income (expenses):
Interest expense, net	(24,495)	625	(23,870)	(38,228)	13,848	(24,380)
Other income (loss)	(795)	—	(795)	591	—	591

Total other income (expenses)	(25,290)	625	(24,665)	(37,637)	13,848	(23,789)
Income from continuing operations before income taxes	29,029	6,049	35,078	14,041	15,698	29,739
Income tax provision	(16,162)	2,131	(14,031)	(1,006)	(10,889)	(11,895)

Income from continuing operations, net of tax	12,867	8,180	21,047	13,035	4,809	17,844
Net income (1)	12,867	8,180	21,047	13,035	4,809	17,844
Income from noncontrolling interests in continuing operations, net of tax	(50)	—	(50)	(406)	374	(32)

Net income attributable to noncontrolling interests (1)	(50)	—	(50)	(406)	374	(32)

Amounts attributable to La Quinta Holdings’ stockholders
Income from continuing operations, net of tax	12,817	8,180	20,997	12,629	5,183	17,812

Net income attributable to La Quinta Holdings’ stockholders (1)	$12,817	$8,180	$20,997	$12,629	$5,183	$17,812

(1)	Excludes the impact of the Company’s discontinued operations on a historical and pro forma basis for the periods presented

PRO FORMA FINANCIAL INFORMATION AND NET INCOME RECONCILIATION

(unaudited, in thousands)

	Nine months ended September 30, 2014			Nine months ended September 30, 2013
	Historical	Adjustments	Pro Forma	Historical	Adjustments	Pro Forma
Revenues:
Room revenues	$649,181	$12,814	$661,995	$585,294	$29,151	$614,445
Franchise and other fee-based revenues	68,215	(732)	67,483	59,846	(1,738)	58,108
Other hotel revenues	14,809	159	14,968	13,650	349	13,999

	732,205	12,241	744,446	658,790	27,762	686,552
Brand marketing fund revenues from franchise and managed properties	16,511	(321)	16,190	14,594	(729)	13,865

Total revenues	748,716	11,920	760,636	673,384	27,033	700,417
Operating expenses:
Direct lodging expenses	285,430	5,832	291,262	264,208	14,884	279,092
Depreciation and amortization	129,948	1,573	131,521	122,694	4,812	127,506
General and administrative expenses	100,863	(31,617)	69,246	49,724	(94)	49,630
Other lodging and operating expenses	46,124	944	47,068	39,666	2,084	41,750
Marketing, promotional and other advertising expenses	50,170	—	50,170	54,226	—	54,226
Impairment loss	5,157	—	5,157	—	—	—

	617,692	(23,268)	594,424	530,518	21,686	552,204
Brand marketing fund expenses from franchise and managed properties	16,511	(321)	16,190	14,594	(729)	13,865

Total operating expenses	634,203	(23,589)	610,614	545,112	20,957	566,069

Operating income	114,513	35,509	150,022	128,272	6,076	134,348
Other income (expenses):
Interest expense, net	(97,260)	25,768	(71,492)	(110,746)	36,845	(73,901)
Loss on extinguishment of debt, net	(2,030)	2,030	—	—	—	—
Other income (loss)	(1,096)	—	(1,096)	1,057	—	1,057

Total other income (expenses)	(100,386)	27,798	(72,588)	(109,689)	36,845	(72,844)
Income from continuing operations before income taxes	14,127	63,307	77,434	18,583	42,921	61,504
Income tax provision	(21,860)	(9,113)	(30,973)	(2,526)	(22,076)	(24,602)
Recognition of net deferred tax liabilities upon C-corporation conversion	(321,054)	321,054	—	—	—	—

Income (loss) from continuing operations, net of tax	(328,787)	375,248	46,461	16,057	20,845	36,902
Net income (loss) (1)	(328,787)	375,248	46,461	16,057	20,845	36,902
Income from noncontrolling interests in continuing operations, net of tax	(3,814)	3,489	(325)	(1,106)	803	(303)

Net income attributable to noncontrolling interests (1)	(3,814)	3,489	(325)	(1,106)	803	(303)

Amounts attributable to La Quinta Holdings’ stockholders
Income (loss) from continuing operations, net of tax	(332,601)	378,737	46,136	14,951	21,648	36,599

Net income (loss) attributable to La Quinta Holdings’ stockholders (1)	$(332,601)	$378,737	$46,136	$14,951	$21,648	$36,599

(1)	Excludes the impact of the Company’s discontinued operations on a historical and pro forma basis for the periods presented

PRO FORMA AND HISTORICAL ADJUSTED EBITDA NON-GAAP RECONCILIATION

(unaudited, in thousands)

	Pro forma		Historical
	Three months ended September 30, 2014	Three months ended September 30, 2013	Three months ended September 30, 2014	Three months ended September 30, 2013
Operating income	$59,743	$53,528	$54,319	$51,678
Interest expense, net	(23,870)	(24,380)	(24,495)	(38,228)
Other income (loss)	(795)	591	(795)	591
Income tax provision	(14,031)	(11,895)	(16,162)	(1,006)
Income from noncontrolling interest	(50)	(32)	(50)	(406)
Income on discontinued operations, net of tax	—	—	—	9,941

Net Income (Loss) Attributable to La Quinta Holdings’ stockholders	20,997	17,812	12,817	22,570

Interest expense	23,875	24,438	24,500	38,290
Income tax provision	14,031	11,895	16,162	969
Depreciation and amortization	45,321	43,357	45,352	41,796
Non-controlling interest	50	32	50	406

EBITDA	104,274	97,534	98,881	104,031

Income from discontinued operations	—	—	—	(1,533)
Gain on sale from discontinued operations	—	—	—	(7,694)
(Gain) loss on retirement of assets	—	—	—	(4)
Gain related to casualty disasters	(108)	(506)	(108)	(739)
Equity based compensation	3,207	—	8,600	—
Other (gains) losses, net	1,924	(790)	1,924	(314)

Adjusted EBITDA	$109,297	$96,238	$109,297	$93,747

PRO FORMA AND HISTORICAL ADJUSTED EBITDA NON-GAAP RECONCILIATION

(unaudited, in thousands)

	Pro forma		Historical
	Nine months ended September 30, 2014	Nine months ended September 30, 2013	Nine months ended September 30, 2014	Nine months ended September 30, 2013
Operating income	$150,022	$134,348	$114,513	$128,272
Interest expense, net	(71,492)	(73,901)	(97,260)	(110,746)
Other income (loss)	(1,096)	1,057	(1,096)	1,057
Loss on extinguishment of debt, net	—	—	(2,030)	—
Income tax provision	(30,973)	(24,602)	(21,860)	(2,526)
Recognition of net deferred tax liabilities upon C-corporation conversion	—	—	(321,054)	—
Income from noncontrolling interest	(325)	(303)	(3,814)	(1,106)
Loss on discontinued operations, net of tax	—	—	(503)	(6,303)

Net Income (Loss) Attributable to La Quinta Holdings’ stockholders	46,136	36,599	(333,104)	8,648

Interest expense	71,532	74,059	97,300	110,908
Income tax provision	30,973	24,602	21,860	2,573
Recognition of net deferred tax liabilities upon C-corporation conversion	—	—	321,054	—
Depreciation and amortization	132,288	128,489	130,711	128,711
Non-controlling interest	325	303	3,814	1,106

EBITDA	281,254	264,052	241,635	251,946

Fixed asset impairment loss	5,157	—	5,308	19,913
(Income) loss from discontinued operations	—	—	377	(8,420)
Gain on sale from discontinued operations	—	—	—	(7,694)
Loss on retirement of assets	—	51	—	47
Gain related to casualty disasters	(1,098)	(1,524)	(1,106)	(2,611)
Loss on extinguishment of debt, net	—	—	2,030	—
Equity based compensation	8,036	—	39,703	—
Other (gains) losses, net	2,570	849	2,312	3,034

Adjusted EBITDA	$295,919	$263,428	$290,259	$256,215

PRO FORMA AND HISTORICAL SEGMENT REVENUES AND ADJUSTED EBITDA RECONCILIATION

(unaudited, in thousands)

	Three months ended September 30, 2014			Three months ended September 30, 2013
	Historical	Adjustments	Pro Forma	Historical	Adjustments (1)	Pro Forma
Revenues:
Owned hotels	$241,266	$—	$241,266	$211,569	$8,057	$219,626
Franchise and management	29,054	—	29,054	15,233	10,626	25,859

Segment revenues	270,320	—	270,320	226,802	18,683	245,485
Other fee-based revenues from franchise and managed properties	6,158	—	6,158	5,411	(228)	5,183
Corporate and other	34,026	—	34,026	26,733	4,297	31,030
Intersegment elimination	(39,386)	—	(39,386)	(20,911)	(14,299)	(35,210)

Total revenues	$271,118	$—	$271,118	$238,035	$8,453	$246,488

Adjusted EBITDA:
Owned hotels	$87,951	$—	$87,951	$88,997	$(12,432)	$76,565
Franchise and management	29,054	—	29,054	15,233	10,626	25,859

Segment Adjusted EBITDA	117,005	—	117,005	104,230	(1,806)	102,424
Corporate and other	(7,708)	—	(7,708)	(10,483)	4,297	(6,186)

Total Adjusted EBITDA	$109,297	$—	$109,297	$93,747	$2,491	$96,238

(1)	Adjustments include (i) reflection of the results of operations of the 14 previously managed hotels which were acquired in connection with the IPO as if the acquisition had occurred on January 1, 2013; and (ii) reflection of franchise and management fees that we charge our owned hotels as if the rates put in place pursuant to new agreements dated April 14, 2014 had been in effect beginning on January 1, 2013. On a historical basis, prior to April 14, 2014, we charged aggregate fees of 2.0% (0.33% license fees for trademark rights and 1.67% management fee for management services) to our owned hotels. Effective April 14, 2014, we terminated the existing franchise and management agreements with our owned hotels and entered into new agreements, which provide for a franchise fee of 4.5% of gross room revenues and a management fee of 2.5% of total hotel revenues, which are reflected as revenue in the franchise and management segment. The agreements we entered into with our owned hotels upon effectiveness of the IPO also include a reservations fee of 2.0% of gross room revenues, which is reflected as revenue in corporate and other after April 14, 2014.

PRO FORMA AND HISTORICAL SEGMENT REVENUES AND ADJUSTED EBITDA RECONCILIATION

(unaudited, in thousands)

	Nine months ended September 30, 2014			Nine months ended September 30, 2013
	Historical	Adjustments (1)	Pro Forma	Historical	Adjustments (1)	Pro Forma
Revenues:
Owned hotels	$667,564	$10,929	$678,493	$601,504	$26,940	$628,444
Franchise and management	68,977	11,729	80,706	42,232	30,146	72,378

Segment revenues	736,541	22,658	759,199	643,736	57,086	700,822
Other fee-based revenues from franchise and managed properties	16,511	(321)	16,190	14,594	(729)	13,865
Corporate and other	88,054	4,633	92,687	74,424	12,289	86,713
Intersegment elimination	(92,390)	(15,050)	(107,440)	(59,370)	(41,613)	(100,983)

Total revenues	$748,716	$11,920	$760,636	$673,384	$27,033	$700,417

Adjusted EBITDA:
Owned hotels	$249,226	$(10,702)	$238,524	$246,171	$(35,222)	$210,949
Franchise and management	68,977	11,729	80,706	42,232	30,146	72,378

Segment Adjusted EBITDA	318,203	1,027	319,230	288,403	(5,076)	283,327
Corporate and other	(27,944)	4,633	(23,311)	(32,188)	12,289	(19,899)

Total Adjusted EBITDA	$290,259	$5,660	$295,919	$256,215	$7,213	$263,428

(1)	Adjustments include (i) reflection of the results of operations of the 14 previously managed hotels which were acquired in connection with the IPO as if the acquisition had occurred on January 1, 2013; and (ii) reflection of franchise and management fees that we charge our owned hotels as if the rates put in place pursuant to new agreements dated April 14, 2014 had been in effect beginning on January 1, 2013. On a historical basis, prior to April 14, 2014 we charged aggregate fees of 2.0% (0.33% license fees for trademark rights and 1.67% management fee for management services) to our owned hotels. Effective April 14, 2014, we terminated the existing franchise and management agreements with our owned hotels and entered into new agreements, which provide for a franchise fee of 4.5% of gross room revenues and a management fee of 2.5% of total hotel revenues, which are reflected as revenue in the franchise and management segment. The agreements we entered into with our owned hotels upon effectiveness of the IPO also include a reservations fee of 2.0% of gross room revenues, which is reflected as revenue in corporate and other after April 14, 2014.

PRO FORMA ADJUSTED EBITDA NON-GAAP RECONCILIATION

OUTLOOK: FORECASTED 2014

(unaudited, in thousands)

	Year Ended December 31, 2014
	Low Case	High Case
Net income Attributable to La Quinta Holdings’ stockholders (1)	$50,551	$53,551
Interest expense (2)	96,503	96,503
Income tax provision	33,988	35,988
Depreciation and amortization	174,515	174,515
Non-controlling interest	420	420

EBITDA	355.977	360,977
Fixed asset impairment loss	5,157	5,157
Share based compensation expense (3)	11,071	11,071
Other (gains) losses, net	(2,205)	(2,205)

Adjusted EBITDA	$370,000	$375,000

(1)	This table provides a reconciliation of forward-looking forecasted Adjusted EBITDA to net income attributable to La Quinta Holdings’ stockholders before adjustments which include (i) one-time net tax expense, which reflects the establishment of a net deferred tax liability associated with the La Quinta Predecessor Entities becoming owned by La Quinta Holdings Inc., a “C” corporation for income tax purposes, (ii) certain of our share based compensation which reflects the exchange of ownership units that were outstanding under our long-term cash incentive plan at the time of our IPO for shares of La Quinta Holdings Inc. common stock, 80% of which vest within one year of the IPO, and (iii) loss on extinguishment of the historical debt that was refinanced on April 14, 2014.
(2)	Includes interest expense for $1.9 billion of outstanding indebtedness with a weighted average interest rate of approximately 4.5%, including the impact of an interest rate swap.
(3)	Reflects share based compensation expense other than compensation expense related to exchange of ownership units that were outstanding under our long-term cash incentive plan at the time of our IPO for shares of La Quinta Holdings Inc. common stock.

ADJUSTED NET INCOME AND

PRO FORMA AND ADJUSTED EARNINGS PER SHARE

NON-GAAP RECONCILIATION

(unaudited, in thousands, except per share data)

	Historical three months	Pro forma three months	Historical three months	Pro forma three months
	ended	ended	ended	ended
	September 30, 2014	September 30, 2014	September 30, 2013	September 30, 2013
Net Income Attributable to La Quinta Holdings’ stockholders(1)	$12,817	$20,997	$22,570	$17,812

Equity- based compensation(2)	5,420	—	—	—

Adjusted Net Income Attributable to La Quinta Holdings’ stockholders	$18,237	$20,997	$22,570	$17,812

Weighted average common shares outstanding, basic	127,734	127,734	121,996	121,996
Weighted average common shares outstanding, diluted	128,494	128,494	121,996	121,996
Earnings per share, basic and diluted	$0.10	$0.16	$0.19	$0.15
Adjusted Earnings per share, basic and diluted	$0.14		$0.19

(1)	Includes the impact of the Company’s discontinued operations on a historical basis for the periods presented
(2)	Share based compensation adjustment, which reflects the expense to exchange Units that were outstanding under our long-term cash incentive plan at the time of our IPO for shares of La Quinta Holdings Inc. common stock, 80% of which vest within one year of the IPO.

	Historical nine months	Pro forma nine months	Historical nine months	Pro forma nine months
	ended	ended	ended	ended
	September 30, 2014	September 30, 2014	September 30, 2013	September 30, 2013
Net Income (Loss) Attributable to La Quinta Holdings’ stockholders(1)	$(333,104)	$46,136	$8,648	$36,599

Recognition of net deferred tax liabilities upon C-corporation conversion (2)	321,054	—	—	—
Equity- based compensation(3)	31,667	—	—	—
Impairment loss	5,157	—	—	—
Loss on extinguishment of debt	2,030	—	—	—

Adjusted Net Income Attributable to La Quinta Holdings’ stockholders	$26,804	$46,136	$8,648	$36,599

Weighted average common shares outstanding, basic	125,542	125,542	121,996	121,996
Weighted average common shares outstanding, diluted	126,084	126,084	121,996	121,996
Earnings per share, basic and diluted	$(2.65)	$0.37	$0.07	$0.30
Adjusted Earnings per share, basic and diluted	$0.21		$0.07

(1)	Includes the impact of the Company’s discontinued operations on a historical basis for the periods presented.
(2)	One-time net tax expense, which reflects the establishment of a net deferred tax liability associated with the La Quinta Predecessor Entities becoming owned by La Quinta Holdings Inc., a “C” corporation for income tax purposes.
(3)	Share based compensation adjustment, which reflects the expense to exchange Units that were outstanding under our long-term cash incentive plan at the time of our IPO for shares of La Quinta Holdings Inc. common stock, 80% of which vest within one year of the IPO.

LA QUINTA HOLDINGS INC.

DEFINED TERMS

“EBITDA” and “Adjusted EBITDA.” Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a commonly used measure in many industries. We adjust EBITDA when evaluating our performance because we believe that the adjustment for certain items, such as restructuring and acquisition transaction expenses, impairment charges related to long-lived assets, non-cash equity-based compensation, discontinued operations, and other items not indicative of ongoing operating performance, including other items relating to the IPO Transactions, provides useful supplemental information to management and investors regarding our ongoing operating performance. We believe that EBITDA and Adjusted EBITDA provide useful information to investors about us and our financial condition and results of operations for the following reasons: (i) EBITDA and Adjusted EBITDA are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions; and (ii) EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors, lenders and other interested parties as a common performance measure to compare results or estimate valuations across companies in our industry.

EBITDA and Adjusted EBITDA are not recognized terms under GAAP, have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss), cash flow or other methods of analyzing our results as reported under GAAP. Some of these limitations are:

•	EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•	EBITDA and Adjusted EBITDA do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our indebtedness;

•	EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes;

•	EBITDA and Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

•	EBITDA and Adjusted EBITDA do not reflect the impact on earnings or changes resulting from matters that we consider not to be indicative of our future operations;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and

•	other companies in our industry may calculate EBITDA and Adjusted EBITDA differently, limiting their usefulness as comparative measures.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as discretionary cash available to us to reinvest in the growth of our business or as measures of cash that will be available to us to meet our obligations.

“Adjusted Net Income” and “Adjusted Earnings Per Share” are not recognized terms under U.S. GAAP and should not be considered as alternatives to net income (loss), earnings per share, or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of Adjusted Net Income and Adjusted Earnings Per Share may not be comparable to similarly titled measures of other companies.

Adjusted Net Income and Adjusted Earnings Per Share are included to assist investors in performing meaningful comparisons of past, present and future operating results and as a means of highlighting the results of the Company’s ongoing operations.

“ADR” or “average daily rate” means hotel room revenues divided by total number of rooms sold in a given period.

“comparable hotels” means hotels that: (i) were active and operating in our system for at least one full calendar year as of the end of the applicable period and were active and operating as of January 1st of the previous year; and (ii) have not sustained substantial property damage or business interruption or for which comparable results are not available. Management uses comparable hotels as the basis upon which to evaluate ADR, occupancy, RevPAR and RevPAR Index on a system-wide basis and for each of our reportable segments.

“occupancy” means the total number of rooms sold in a given period divided by the total number of rooms available at a hotel or group of hotels.

“RevPAR” or “revenue per available room” means the product of the ADR charged and the average daily occupancy achieved.

“RevPAR Index” measures a hotel’s fair market share of its competitive set’s revenue per available room.

“system-wide” refers collectively to our owned, franchised and managed hotel portfolios.